Exhibit 99.2
XO Communications Communications for The 21st Century December 14, 2007 XO Confidential and Proprietary Information Subject to NDA

Cautionary Language Concerning Forward-Looking Statements This management presentation document contains confidential information regarding XO Holdings, Inc, and its subsidiaries. ("The "Company") which is protected in accordance with the Nondisclosure Agreement executed by the recipient ("NDA"). By accepting this document the recipient agrees that it will treat this document as provided in the NDA and cause its Representatives (as defined in the NDA) to use the document and such information only to evaluate a potential transaction by the Company and for no other purpose, will not divulge any such information to any other party and shall return this document together with any copies thereof and of such information to the Company upon request therefore. The statements contained herein that are not historical facts are "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties and actual results, performance, and/or achievements of the Company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, those risks and uncertainties described from time to time in the reports filed by the Company (as the successor issuer to XO Communications, Inc.) with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2006 and its quarterly reports on Form 10-Q. The Company undertakes no obligation to update any forward-looking statements.

XO & Industry Overview Carl Grivner Agenda Operational Overview Wayne Rehberger Financial Highlights Greg Freiberg Team Introductions Carl Grivner Financing Update Greg Freiberg XO Network Overview Randy Nicklas

Objective for Today Solicit inputs on financing options and structures from shareholders to inform XO Management and the Special Committee of the XO Board of Directors

XO & Industry Overview Carl Grivner

Industry Fundamentals are Strong Customer bandwidth demand is accelerating Technology continues to advance, driving ever cheaper bandwidth and enabling new applications Industry is consolidating, driving improved pricing environment Technology is migrating rapidly to IP Stable regulatory regime - failure of forbearance petition

XO's unrivaled assets position the company as a leader in 21st century communications, meeting bandwidth demand for businesses and carriers Leader in IP Solutions Data, Voice, Converged & Managed Solutions Facilities-Based Nationwide & Local Networks XO's "Trifecta": Fiber, Ethernet and Wireless Strong Customer Base Focused Exclusively on Businesses and Carriers Communications for the 21st Century XO is leveraging its assets to penetrate high-growth markets

XO is Targeting High-Growth Segments * Intercity wholesale includes IP transit, intercity Ethernet, and wholesale IP VPN Source: Ovum 2006 2006 2007 2008 2009 2010 2011 2012 2013 VoIP terminations 0.88 1.43 2.37 3.66 4.46 4.56 4.56 4.59 Managed/hosted IP PBX 0.47 0.78 1.3 2.1 3.42 4.14 4.8 5.57 Wireless backhaul 2.13 2.12 2.22 2.36 2.52 2.74 3.05 3.53 Internet access 4.56 5.42 5.92 6.2 6.38 6.73 7.08 7.41 Enterprise IP VPN 3.99 4.55 5.12 5.73 6.41 6.92 7.33 7.63 Intercity wholesale 1.15 1.77 2.64 3.88 4.86 5.91 7.08 7.88 Internet and IP-driven growth segments exceed $30B by 2011 IP-related growth segments (U.S.) Billions

XO Business Unit Focus

XO Communications — Business Services

- 65k customers, $940M+ revenue[1], 450 reps, 500 partners
- Shift focus up-market into Enterprise
- Penetrate the enterprise market with IP VPN, data and high bandwidth service

Chicago Board of Trade, Grant Thornton, CSC, jetBlue Airways, XM Satellite Radio, ticketmaster, Crate&Barrel

XO Communications — Carrier Services

- 1,780 customers[1], $315M+ revenue[1], 50 reps
- Focus sales on high bandwidth IP and Intercity transport
- Penetrate high growth sub-segments
- Expand wholesale opportunities

Cablevision, Global Crossing, T-Mobile, Qwest, SAVVIS

nextlink™

- Focus: Deliver cost-effective bandwidth to wireline and wireless carriers
- Nationwide spectrum
- Outperforming copper, where fiber is unavailable
- Extend local network presence via Nextlink wireless solutions

COVAD, Global Crossing, Unified Port of San Diego, XO

[1] Updated to reflect actual 2007 results

XO Confidential and Proprietary Information Subject to NDA
CONFIDENTIAL © 2007 XO. All rights reserved. XO, the XO design logo, XOptions and all related marks are trademarks of XO. All other trademarks are property of their respective owners.

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We are Experiencing Success in the Market Long Haul Wavelength Capacity Sold CAGR: % Gbps IP Traffic Terabytes CAGR: % IP-Based Voice Customers CAGR: %

Reduced Costs and Increased Efficiencies Successful Integration of Allegiance Telecom ($160MM in synergies) Rationalized costs and realized annual cost savings 1 Pro forma includes Allegiance Telecom in 2003 and 2004. Includes XO One, Interactive & Hosting. 2 Adjusted EBITDA excludes asset impairment charges, investment gains or losses and stock-based compensation 3 2005 and 2006 do not reflect the inclusion of pass through taxes as per reported in the 2007 10K. 2003 2004 2005 2006 Revenue per head 216764 260553 313380 358454 XOC Revenue per Headcount 3 XOC Pro Forma1 Adjusted2 EBITDA 65% 2003 2004 2005 2006 Revenue per head -51 27 112 106.8 $40M in significant one-time items 11 of 37

XO Increased CapEx in '07 to Drive Growth * 2004 Proforma w/Allegiance

Operational Overview Wayne Rehberger

Evolution of XO Restructure company after bankruptcy Re-energize sales Integrate Allegiance Rationalize costs via network optimization & right-size the business Solid Financial Foundation Sustain cash flow EBITDA improvement Focus on operational efficiencies Enhance customer facing OSS Realign company around customer segments "Harvest" low end customers Launch VoIP product suite Revenue expansion Establish Enterprise Sales force Focus sales team Capital Investment in IP based infrastructure and new products Protect LMDS licenses and plan for Wireless (products, processes, and staffing) Today, XO is uniquely positioned for growth. 2003 - 2005 Retrench & Integration 2005 - 2006 Establish the Foundation 2007 Investment for Growth

2007 Operational Highlights

- **Total Sales increase 14%[1] year over year**
  - Sales productivity improves proportionately in both business units
- **Churn improves 6% (4Q07 vs 4Q06) [1]**
- **Carrier wave-length orders tripled year over year**
- **Enterprise sales increase 50+% (3Q07 vs. 1Q06)**
- **Network/Operations programs prepare XO for future acceleration**
  - Completed 400G and 800G network
  - Replaced core-router infrastructure to 20 gig backbone supporting new enterprise and carrier IP transit customers
  - Built ethernet connectivity across the network and into 200 CO's to support customer bandwidth demands
  - Invested in customer collo facilities to capture high value customer space and transport requirements
- **Continued cutting-edge product deployments including:**
  - IP VPN
  - IP VPN Bundle (w/voice)
  - IP PBX Managed Service
  - Ethernet over Copper
  - Integrated Nextlink wireless transport

[1] Updated to reflect actual 2007 results

XO Confidential and Proprietary Information Subject to NDA
CONFIDENTIAL © 2007 XO. All rights reserved. XO, the XO design logo, XOptions and all related marks are trademarks of XO. All other trademarks are property of their respective owners.
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Extensive Local / Metro Network Assets $7 Billion invested 75 Markets 4,000 Traffic Aggregation Points Leading SONUS Network 1 Million Metro Fiber Miles OC-192 IP Network 18,000 Route Miles 800 Gbps Capacity Average 1 Ghz Spectrum in 75 Markets

Business Services

- **Key Metrics**
  - Customers: ~ 65,000
  - Sales Reps: 450
  - Revenue[1]: $940M+
  - Average Revenue per Customer[1]: ~$1,200/mo
- **Shift focus up-market into Enterprise**
  - XO Uniquely positioned to serve sub-Fortune 500 multi-location customers underserved by ILECS and regional CLECS
  - Adding Enterprise sales reps
  - Selling IP VPN, private line, ethernet and multi-location IP services, colo
  - Harvesting low-end customer base
- **Continue to improve customer segmentation to deliver tailored products and customer service through most cost-effective distribution channel**

[1] Updated to reflect actual 2007 results

XO Confidential and Proprietary Information Subject to NDA
CONFIDENTIAL © 2007 XO. All rights reserved. XO, the XO design logo, XOptions and all related marks are trademarks of XO.
All other trademarks are property of their respective owners.
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Carrier Services

- **Key Metrics**
  - Customers[1]: ~1,785
  - Quota Bearing reps: 50
  - Revenue[1]: $315M+
  - Average Revenue per Customer[1]: ~$16.5k/mo
- **24% Revenue growth[1] Year-over-year**
- **Leverage intercity and IP cost advantage**
  - Sell intercity waves and wholesale IP
- **Penetrate high-growth segments**
  - Cable MSO's
  - International
  - Wireless
  - Content providers

[1] Updated to reflect actual 2007 results

XO Confidential and Proprietary Information Subject to NDA

CONFIDENTIAL © 2007 XO. All rights reserved. XO, the XO design logo, XOptions and all related marks are trademarks of XO. All other trademarks are property of their respective owners.

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Key Metrics Largest holder of 28 GHz spectrum with 187B channel pops Deploy wireless networks to serve wireless backhaul market Wireless backhaul is a $3.5B market expected to grow to $10B in 2010 Won 3 major backhaul awards in 2007 Deploy wireless networks to serve landline access market 13 resellers Preserve Licenses Nextlink

XO Network Overview Randy Nicklas

Long-haul Transport Network

- XO owns and operates an 18,000 route mile intercity fiber optic network.
  - 16,000 route miles on a Level3 build
  - 18 fibers on this original Level3 topology + space & power at all sites
  - Access to fibers at intermediate points
  - 2,000 route miles on additional Qwest and MFN fiber IRUs
- The entire network has been lit with Infinera long-haul DWDM transmission equipment.
  - All routes are lit with 40 channel (10Gbps per channel) systems
  - Overbuilds with 80 10Gbps systems are complete
- Additional fiber routes are under consideration to continue to add additional markets and reduce costs.
- Numerous cities passed by LH network

XO Confidential and Proprietary Information Subject to NDA
CONFIDENTIAL © 2007 XO. All rights reserved. XO, the XO design logo, XOptions and all related marks are trademarks of XO.
All other trademarks are property of their respective owners.
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Long-haul Transport Network - continued

Photonic Integrated Circuits (PICs):
- 100G DWDM on a pair of chips


GMPLS

Tributary Adapter Modules (TAMs):
- Provides customer facing optical interface
- Supports wide range of SONET, SDH and Ethernet services
- Mix & match 155M, 622M, 1G, 2.5G, 10G and 40G I/F

Digital Line Module (DLM):
- 100Gb/s DWDM line module outputs 10-λ at 10Gb/s each
- Digital switch enables add/drop & grooming at 2.5Gb/s granularity

Infinera DTN:
- Houses multiple DLMs for up to 80 channels (800Gb/s) per fiber.
- Provides electrical connectivity between DLMs for digital bandwidth management.
- Runs GMPLS for automated service provisioning.



Optical Line Amplifier

Small form factor EDFA-based amp extends reach between DTNs

XO Confidential and Proprietary Information Subject to NDA
CONFIDENTIAL © 2007 XO. All rights reserved. XO, the XO design logo, XOptions and all related marks are trademarks of XO.
All other trademarks are property of their respective owners.
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Metro Networks and Ethernet Metropolitan fiber optic networks in 37 markets 1 million fiber miles; average of 245 route miles per market 3,000 on-net buildings Collocations in 950+ LSOs Ethernet used for attachment circuits for IP-based services (DIA, IPVPN, Flex) 10, 100, & 1,000 Mbps EoC (Ethernet over Copper pairs) Deployed in 35 markets 500+ customer attachments EoS (Ethernet over Serial Lines (7xDS1, 1xDS3, and 2xDS3) Deployed in all markets at 10, 50 & 100 Mbps

IP Network XO operates a national OC-192c IP/MPLS backbone Fully-peered, transit-free network Juniper and Cisco routers in core and customer aggregation Core over build with Cisco CRS-1 with Nx10GE trunks (RAR3) will complete in Dec 2007--installed backbone capacity more than doubled. Customer ports from DS1 to 10GE. Multiple classes of service-a single converged network Internet, Voice, and VPN traffic Carries 1.5B+ MOU/mo of VoIP traffic European build-out Sonus/Broadsoft VOIP platform

IP Network: New routers



Cisco CSR-1/16

Cisco CRS-1/16 Core Router

- 16 slot, 40Gbps/slot (100Gbps/slot future upgrade)
- Up to 64x10G ports or equivalent
- Expandable to 256x10G ports using switch matrix and four 16-slot line chassis

CIR (CVR + IR)

- Combination of peering and customer very-high speed routers
- Dense 1GE, 10GE, and 100GE (future) router
- MPLS backbone and VPN (IPVPN and VPLS) capable
- More cost effective than separate IR + CVR

MARng (CVR + MAR)

- Replace current M40 MARs (8x2.5G routers)
- Dense 1GE and 10GE capable router w/ 10GE uplinks
- MPLS backbone and VPN (IPVPN and VPLS) capable

XO Confidential and Proprietary Information Subject to NDA
CONFIDENTIAL © 2007 XO. All rights reserved. XO, the XO design logo, XOptions and all related marks are trademarks of XO.
All other trademarks are property of their respective owners.
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Financial Highlights Greg Freiberg

Financial Highlights High operating leverage and low incremental capital required $7B invested to date Increased capex investment beginning in 4Q 2006 to drive growth - but in line with industry New customer IRR: 60% - 150% All markets are EBITDA positive Data/IP revenue growing 20%+ Conservative accounting and strong financial controls

Extensive Assets Yield Tremendous EBITDA Leverage Extensive Assets = Higher Margins XO Connects to 4,000 Traffic Aggregation Points Ethernet Technologies & Nextlink increase network coverage exponentially XO is also driving success through operational efficiency

Data/IP Revenue Growing 20%+ [Superseded by Current Disclosure] 29 of 37

XO Increased CapEx in '07 to Drive Growth CapEx as % of Revenue

Liquidity Performance Cash Balance (in millions) We continue to explore options to raise additional capital to execute our growth strategy 1Q06 $161 3Q06 $166 3Q06 $165 4Q06 $169 1Q07 $141 2Q07 $112 3Q07 $91

Financing Update Greg Freiberg

Financing Process We approached five leading investment banks to solicit their proposals regarding raising financing. This included several meetings and conference calls where we discussed our business plan, assets, competitors, and the overall Telecom industry. Each of the banks presented their financing proposals to Management. We are currently evaluating those proposals.

Common Themes from Banks Rights Offering would be an "inherently fair" way to raise equity (although not standard in U.S.) Range of perceived market demand: $200M - $500M Tradable rights Would require backstop to execute Debt markets are currently choppy. Likely to be windows in which they open over next few months. Banks split between recommending bank loans and high-yield debt Maximum likely perceived market demand: $400M (based on EBITDA) Banks split between recommending structure involving a first and second lien and all first lien Addressing all elements of the capital structure at once has advantages of simplicity. Concern regarding upcoming debt maturity Addressing elements sequentially would enable XO to leverage its improved performance over time to obtain better terms on various securities

Potential Funding Requirements Financing Proposals Requirements (as of March 2008) Funding XO CLEC, Nextlink, Growth Investment and Replenish Balance Sheet Common Stock (Rights Offering or Follow On Offering) $200M Cash Senior Credit Facility (due in July 2009) Replace with a new facility Pre-fund the Interest for 18 months Extend the existing facility Leave in place $390M Sr. Facility + 50M Interest $440M Convertible Preferred (due in January 2010) Replace with a new class of Preferred Replace with Common Stock (Rights Offering or Follow On Offering) Leave in place $255M Preferred Stock Total ~ $900M

Potential Financing Options Based on the input from the 5 Banks, we believe there are several options: Also pursuing putting in place a revolver facility

Discussion Please send any additional comments on the financing options by December 20, 2007